UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 1, 2024

Eagle Materials Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	1-12984	75-2520779
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5960 Berkshire Ln., Suite 900 Dallas, Texas	75225
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (214) 432-2000

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	EXP	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03.	Amendment to Certificate of Incorporation.

Eagle Materials Inc. (the “Company”) held its Annual Meeting of Stockholders on August 1, 2024. At the Annual Meeting, the Company’s stockholders approved an amendment of our Restated Certificate of Incorporation to provide for the exculpation of officers of the Company to the fullest extent permitted under Delaware law. On August 1, 2024, the Company filed a certificate of amendment (“Certificate of Amendment”) to the Restated Certificate of Incorporation with the Secretary of State of Delaware reflecting this amendment.

The foregoing description of the Certificate of Amendment does not purport to be complete and is qualified in its entirety by reference to the complete text of the Certificate of Amendment, which is filed as Exhibit 3.1 hereto and is incorporated herein by reference.

Item 5.07.	Submission of Matters to a Vote of Security Holders.

At the Annual Meeting, Rick Beckwitt, Mauro Gregorio and Michael R. Haack were elected to the Board of Directors by the holders of the Company’s Common Stock, par value $0.01 per share, to serve until the 2027 Annual Meeting of Stockholders. The Company’s stockholders also (i) approved an advisory resolution regarding the compensation of the Company’s named executive officers; (ii) approved the amendment to the Company’s Restated Certificate of Incorporation described in Item 5.03 above; and (iii) approved the expected appointment by the Company’s Board of Directors of Ernst & Young LLP as the Company’s independent auditors for the fiscal year ending March 31, 2025.

Voting results for the director nominees and the other proposals are summarized below:

Election of Class III Directors

	Number of Shares of Common Stock
Director Nominee	For	Against	Abstain	Broker Non-Votes
Rick Beckwitt	25,304,533	5,161,701	40,681	1,225,942
Mauro Gregorio	29,820,787	672,147	13,981	1,225,942
Michael R. Haack	30,112,318	370,905	23,692	1,225,942

Approval of an advisory resolution regarding the compensation of the Company’s named executive officers

Number of Shares of Common Stock
For	Against	Abstain	Broker Non-Votes
29,810,934	663,261	32,720	1,225,942

Approval of an Amendment to the Company’s Restated Certificate of Incorporation to Reflect Delaware Law Provisions Regarding Exculpation of Officers

Number of Shares of Common Stock
For	Against	Abstain	Broker Non-Votes
25,458,931	5,019,604	28,380	1,225,942

Approval of Ernst & Young LLP as the Independent Auditors

Number of Shares of Common Stock
For	Against	Abstain	Broker Non-Votes
31,121,954	586,135	24,768	0

Item 9.01.	Financial Statements and Exhibits

Exhibit Number	Description

3.1	Certificate of Amendment of Restated Certificate of Incorporation of Eagle Materials Inc.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EAGLE MATERIALS INC.

By:	/s/ Matt Newby Matt Newby Executive Vice President, General Counsel and Secretary

Date: August 7, 2024